UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2019

(Exact name of registrant as specified in its charter)

Ohio	001-33653	31-0854434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio		45263
(Address of Principal Executive Offices)		(Zip Code)

(800) 972-3030

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, Without Par Value	FITB	The NASDAQ Stock Market LLC
Depositary Shares Representing a 1/1000th Ownership Interest in a Share of 6.625% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series I	FITBI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 26, 2019, Fifth Third Bancorp (“Fifth Third”) filed with the Secretary of State of Ohio a Certificate of Amendment to its Amended Articles of Incorporation for the purpose of determining the express terms of a new series of Fifth Third’s Class B Preferred Stock, designated as the 6.00% Non-Cumulative Perpetual Class B Preferred Stock, Series A, with no par value (the “Class B Preferred Stock”), before the issuance of shares of such series (the “Certificate of Amendment”). The Certificate of Amendment became effective upon filing. The Class B Preferred Stock will be issued to the holders of MB Financial, Inc.’s 6.00% Non-Cumulative Perpetual Preferred Stock, Series C in the Merger (as defined below). The preceding description does not purport to be complete and is qualified in its entirety by reference to the Amendment to the Amended Articles of Incorporation of Fifth Third, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 18, 2019, the Board of Directors of Fifth Third amended Fifth Third’s Code of Regulations (as so amended, the “Amended Regulations”), contingent upon and effective immediately after the filing of a certificate of merger (the “Certificate of Merger”) with the Secretary of State of Ohio to effect the merger of MB Financial, Inc., a subsidiary of Fifth Third, with and into Fifth Third (the “Merger”). The Certificate of Merger was filed with the Secretary of State of Ohio on, and the Amended Regulations become effective on, August 26, 2019. The Amended Regulations incorporated changes that give the holders of at least 25% of the shares of Fifth Third outstanding and entitled to vote at a meeting the right to call a special meeting of the shareholders of Fifth Third entitled to vote. They also clarified that shareholders quorum requirements are based on voting power and not the number of shares held, that the voting rights of shares are based on the express terms of the shares and not merely the number of shares held, that shareholder approval of matters is generally based on voting power rather than number of shares and that the number of Members on the Board of Directors may be changed by the holders of shares entitled to exercise a majority of the voting power of Fifth Third that is represented at a meeting and entitled to vote. The preceding description is qualified in its entirety by reference to the Amended Regulations, which are filed as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

The Merger will become effective at 11:59 pm EDT on August 26, 2019.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Amendment to the Amended Articles of Incorporation of Fifth Third

3.2	Code of Regulations of Fifth Third Bancorp, as amended

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2019	FIFTH THIRD BANCORP (Registrant)

	By:	/s/ Susan B. Zaunbrecher
	Name:	Susan B. Zaunbrecher
	Title:	Executive Vice President, Corporate Secretary and Chief Legal Officer